SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
June 29, 2004

Nortel Networks Corporation

(Exact name of registrant as specified in its charter)

CANADA	001-07260	not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 5.    Other Events

On June 29, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated by reference herein (other than information included on or linked from the Registrant’s website, referenced in such release, which is not incorporated by reference into this report).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

                 99.1 Press Release issued by the Registrant on June 29, 2004.

Item 12.    Results of Operations and Financial Condition

On June 29, 2004, the Registrant issued a press release providing a status update on its financial restatement process and other related matters. Such press release is attached hereto as Exhibit 99.1 and furnished in accordance with Item 12 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/s/ Nicholas J. DeRoma

Nicholas J. DeRoma
Chief Legal Officer

By:	/s/ Blair F. Morrison

Blair F. Morrison
Assistant Secretary

Dated: June 29, 2004

EXHIBIT INDEX

99.1    Press Release issued by the Registrant on June 29, 2004